Sub-Item 77Q1:
Exhibits

Copies of any new
or amended
Registrant
investment
advisory
contracts;

(e.1.)  Investmen
t Advisory
Agreement, as
amended, by and
between the
Registrant and
Forethought
Investment
Advisors, LLC
filed as Exhibit
28.(d)(i) in the
SEC filing on
February 12, 2016
under Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance Trust,
CIK 0001580353,
accession number
0001580642-16-
006832.

(e.2.)  Sub-
Advisory
Agreement between
Forethought
Investment
Advisors, LLC and
Wilshire
Associates
Incorporated for
the FVIT Wilshire
Dynamic
Conservative
Allocation
Portfolio, FVIT
Wilshire Dynamic
Moderate
Allocation
Portfolio, FVIT
Wilshire Dynamic
Growth Allocation
Portfolio and
FVIT Wilshire
Dynamic Global
Allocation
Portfolio, filed
as Exhibit
28.(d)(xi) in the
SEC filing on
February 12, 2016
under Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance Trust,
CIK 0001580353,
accession number
0001580642-16-
006832.


(e.3.)
Investment
Advisory
Agreement, as
amended, by and
between the
Registrant and
Forethought
Investment
Advisors, LLC,
filed as Exhibit
28 (d)(i) in the
SEC filing on
March 31, 2016
under Conformed
Submission Type
485(b) for
Forethought
Variable
Insurance Trust,
CIK 0001580353,
accession number
0001580642-16-
007921.

(e.4.)  Amended
and Restated Sub-
Advisory
Agreement between
Forethought
Investment
Advisors, LLC and
Goldman Sachs
Asset Management,
L.P. for the FVIT
Goldman Sachs
Dynamic Trends
Allocation
Portfolio, Global
Atlantic Goldman
Sachs Core Fixed
Income Portfolio,
Global Atlantic
Goldman Sachs
Global Equity
Insights
Portfolio, Global
Atlantic Goldman
Sachs Large Cap
Growth Insights
Portfolio, and
Global Atlantic
Goldman Sachs Mid
Cap Value
Insights
Portfolio, filed
as Exhibit 28
(d)(iv) in the
SEC filing on
March 31, 2016
under Conformed
Submission Type
485(b) for
Forethought
Variable
Insurance Trust,
CIK 0001580353,
accession number
0001580642-16-
007921.

(e.5)  Sub-
Advisory
Agreement between
Forethought
Investment
Advisors, LLC and
BlackRock
Investment
Management, LLC
for the Global
Atlantic
BlackRock
Allocation
Portfolio, Global
Atlantic
BlackRock
Disciplined Core
Portfolio, Global
Atlantic
BlackRock
Disciplined
Growth Portfolio,
Global Atlantic
BlackRock
Disciplined
International
Core Portfolio,
Global Atlantic
BlackRock
Disciplined Mid
Cap Growth
Portfolio, Global
Atlantic
BlackRock
Disciplined Small
Cap Portfolio,
Global Atlantic
BlackRock
Disciplined U.S.
Core Portfolio,
Global Atlantic
BlackRock
Disciplined Value
Portfolio, and
Global Atlantic
BlackRock High
Yield Portfolio,
filed as Exhibit
28 (d)(x) in the
SEC filing on
March 31, 2016
under Conformed
Submission Type
485(b) for
Forethought
Variable
Insurance Trust,
CIK 0001580353,
accession number
0001580642-16-
007921.

(e.6.)  Investmen
t Advisory
Agreement, as
amended, by and
between the
Registrant and
Global Atlantic
Investment
Advisors, LLC for
the Global
Atlantic Motif
Aging of America
Portfolio, Global
Atlantic Motif
Real Estate
Trends Portfolio
and Global
Atlantic Motif
Technological
Innovations
Portfolio, filed
as Exhibit 28
(d)(ii) in the
SEC filing on
April 15, 2016
under Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance Trust,
CIK 0001580353,
accession number
0001580642-16-
008126.

(e.7.)  Sub-
Advisory
Agreement between
Global Atlantic
Investment
Advisors, LLC and
Motif Capital
Management, Inc.
for the Global
Atlantic Motif
Aging of America
Portfolio, Global
Atlantic Motif
Real Estate
Trends Portfolio
and Global
Atlantic Motif
Technological
Innovations
Portfolio, filed
as Exhibit 28
(d)(xiii) in the
SEC filing on
April 15, 2016
under Conformed
Submission Type
485(a) for
Forethought
Variable
Insurance Trust,
CIK 0001580353,
accession number
0001580642-16-
008126.